UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))

|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|X| Soliciting Material Pursuant to ss.240.14a-12


                        GOLDEN WEST FINANCIAL CORPORATION
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form Schedule or Registration Statement No.:

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    4) Date Filed:

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
The following material was used by company employees and other advisors following the public announcement of the entry into a merger agreement by Golden West Financial Corporation and Wachovia Corporation:


TO:      All Employees                               DATE:  May 8, 2006

FROM: Office of the Chairman, Herbert Sandler, Marion O. Sandler, James T. Judd and Russell W. Kettell

SUBJECT: IMPORTANT ANNOUNCEMENT:  ASSURING THE FUTURE FOR WORLD SAVINGS


Golden West Financial Corporation, parent of World Savings Bank, today announced that the company will merge with Wachovia Corporation, the nation's fourth largest financial institution.

It is important for you to know that by entering into this transaction we have taken steps to assure the strength, security and future growth of World Savings. This partnership represents a major leap forward for World Savings. It will immediately add to our substantial strength, enabling the company to accelerate our geographical expansion and broaden opportunities for both employees and customers.

World chose Wachovia because of a near perfect cultural fit. The core values of both companies are built on the realization that true success comes from an outstanding employee base, superior customer service and high ethical standards.

Wachovia will benefit from partnering with one of the best managed, most admired and financially successful companies in the country. World will enhance the Wachovia operation in several important ways: our geography, our superb lending operation and our stable and loyal customer base.

While Wachovia is strong in the East and Southeast, they are not represented in some of the fastest growing and most desirable markets in the country. This combination significantly strengthens Wachovia's presence in California, Florida and Texas and expands their franchise to new markets such as Colorado, Nevada and Arizona. Our legendary mortgage origination and portfolio capabilities would have been very difficult for them to replicate without a major investment in time and money.

We need to reassure our customers that they will experience very little change in the near future. The same familiar service-oriented, caring employees will be in the branches, headquarters, over the phone, etc., to take care of their needs. As always, World management will actively participate in all major decisions as well as the day-to-day operations of the company. You should also mention that Wachovia, like World, has built its reputation on delivering world-class service and soon customers will have even greater access to a broader array of products and services with greater convenience through multiple branch locations and ATMs.

What about the future?

We will continue to operate using the same business practices that have made us successful. Be assured that we understand that close, regular, open communications are extremely important. Expect to hear from us on a regular basis.

We want to reassure you that in the opinion of your management this is an important, strategic, logical, step forward for World Savings that will secure the company's future along with your own.

In addition to the questions below, you may visit our intranet site for more information on today's announcement and you should also visit www.wachovia.com to learn more about Wachovia.

Employee Q&A

1. How will this transaction affect me personally?

There will be no changes to your management team in the near term. As always, your World management will actively participate in all major decisions as well as the day-to-day operations of the company. In terms of your benefits, not only does Wachovia have a program that is very similar to ours, they also have some enhanced benefits that we do not currently have.

2. Who is Wachovia?

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Assets          $542 billion - fourth largest bank holding company based on assets

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Ticker Symbol   Traded on the New York Stock Exchange (NYSE) under the ticker symbol "WB"

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Headquarters    Charlotte, N.C.

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Market          Approximately 3,100 financial centers and 5,100 ATMs in 15
Locations       states - Connecticut, New York, New Jersey, Pennsylvania,
                Delaware, Maryland, Virginia, North Carolina, South Carolina,
                Georgia, Florida, Alabama, Tennessee, Mississippi and Texas plus
                Washington, D.C.

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Customers       13 million households and businesses

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Products        Complete banking services, retail brokerage services, plus asset management, wealth management and innovative products for individual customers. Financial expertise in treasury services, corporate and investment banking, and international banking for business customers. Also offer credit and debit card products, trust services, mortgage banking and home equity lending.

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3. What does this mean for our customers?

They will experience very little change in the near term. The same familiar service-oriented, caring employees will be in the branches, headquarters, over the phone, etc., to take care of their needs. As always, Worlds management will actively participate in all major decisions as well as the day-to-day operations of the company. You should also mention that Wachovia, like World, has build its reputation on delivering world-class service and soon customers will have even greater access to a broader array of products and services with greater convenience through multiple branch locations and ATMs.

*********************************************************






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SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION:

         This communication may contain, among other things, certain forward-looking statements, with respect to each of Wachovia, Golden West and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia or Golden West, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia's and/or Golden West's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and/or Golden West's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's and Golden West's control).

         The following factors, among others, could cause Wachovia's or Golden West's financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Golden West in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;
(2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms or schedule; (6) the failure of Wachovia's or Golden West's shareholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Golden West conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's and/or Golden West's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (11) the timely development of competitive new products and services by Wachovia or Golden West and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by Wachovia or Golden West; (13) the willingness of customers to substitute competitors' products and services for Wachovia's or Golden West's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto), and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (18) unanticipated regulatory or judicial proceedings or rulings;
(19) the impact of changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia's and/or Golden West's borrowers which could impact repayment of such borrowers' outstanding loans;
(21) the impact on Wachovia's and/or Golden West's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia's and/or Golden West's success at managing the risks involved in the foregoing.

         Golden West cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Golden West, Wachovia, the Merger or other matters and attributable to Golden West or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Golden West does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this communication.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

         The proposed Merger will be submitted to Wachovia's and Golden West's shareholders for their consideration. Wachovia will file a registration statement, which will include a joint proxy statement/prospectus, and Golden West will file the joint proxy statement, and each of Wachovia and Golden West may file other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia's website (http://www.wachovia.com) under the tab "Inside Wachovia - Investor Relations" and then under the heading "Financial Reports -- SEC Filings" at Golden West's website (http://www.gdw.com) under the tab "Investor Information." Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)- 374-6782; or to Golden West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510)- 446-3420.

         Wachovia and Golden West and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West's 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.